             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.149-11(c) or
         Section 240.14a-12


    InterCapital Insured Municipal Trust
    InterCapital Insured Municipal Income Trust
    InterCapital Insured Municipal Bond Trust
    InterCapital Quality Municipal Investment Trust
    InterCapital California Insured Municipal Income Trust
              (Name of Registrants as specified in their charter)

                                Lou Anne McInnis
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)  Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)  Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)  Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)  Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)  Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                      INTERCAPITAL INSURED MUNICIPAL TRUST
                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD OCTOBER 24, 1997

   Annual Meetings of Shareholders ("Meeting(s)") of INTERCAPITAL INSURED MUNICIPAL TRUST, INTERCAPITAL INSURED MUNICIPAL BOND TRUST, INTERCAPITAL INSURED MUNICIPAL INCOME TRUST, INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST, INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Conference Room, 44th Floor, 2 World Trade Center, New York, New York 10048, on October 24, 1997 at 10:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:


     1. For each Trust, to elect three (3) Trustees to serve until the year 2000 Annual Meeting of each Trust or until their successors shall have been elected and qualified;

     2. For each Trust, to ratify or reject the selection of Price Waterhouse LLP as each Trust's independent accountants for each Trust's fiscal year ending October 31, 1997; and


     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.


MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

   For INTERCAPITAL INSURED MUNICIPAL BOND TRUST, INTERCAPITAL INSURED MUNICIPAL INCOME TRUST and INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST, to elect one (1) Trustee to serve until the year 2000 Annual Meeting of each Trust or until his successor shall have been elected and qualified.

   Shareholders of record of each Trust as of the close of business on July 31, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK
                                                        Secretary
August 12, 1997
New York, New York

------------------------------------------------------------------------------
                                  IMPORTANT

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS
TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE
UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                      INTERCAPITAL INSURED MUNICIPAL TRUST
                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                              -------------------
                             JOINT PROXY STATEMENT
                              -------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS
                                OCTOBER 24, 1997

   This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of INTERCAPITAL INSURED MUNICIPAL TRUST ("INSURED MUNI TRUST"), INTERCAPITAL INSURED MUNICIPAL BOND TRUST ("INSURED MUNI BOND"), INTERCAPITAL INSURED MUNICIPAL INCOME TRUST ("INSURED MUNI INCOME"), INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("CAL INSURED MUNI INCOME"), and INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST ("QUALITY MUNI INVESTMENT") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 24, 1997 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 12, 1997.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominees for election as Trustee to be elected by all shareholders ("Shareholders") and with respect to INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME, for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

   Shareholders of record of each Trust as of the close of business on July 31, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

   The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:


                          NUMBER OF COMMON  NUMBER OF PREFERRED
                         SHARES OUTSTANDING SHARES OUTSTANDING
                               AS OF               AS OF
                           JULY 31, 1997       JULY 31, 1997
NAME OF FUND               (RECORD DATE)       (RECORD DATE)
------------               -------------       -------------
INSURED MUNI TRUST......     22,419,213            2,600
INSURED MUNI BOND.......      5,137,563              600
INSURED MUNI INCOME  ...     29,902,413            3,100
CAL INSURED MUNI
 INCOME.................     12,956,213            1,300
QUALITY MUNI
 INVESTMENT.............     18,049,013            2,100



   The cost of soliciting proxies for these Annual Meetings of Shareholders for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), Dean Witter Trust FSB ("DWT"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Trust and will be borne by each respective Trust.

   William F. Doring & Co. and DWT may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.

                   (1) ELECTION OF TRUSTEES FOR EACH TRUST

   The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently eight Trustees for each Trust (as noted below, Mr. Wayne E. Hedien's term as Trustee for each Trust will commence on September 1, 1997). At the Meetings, pursuant to each Trust's Declaration of Trust, three nominees (Wayne E. Hedien, Manuel H. Johnson and John L. Schroeder for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and Edwin J. Garn, Michael E. Nugent and Philip J. Purcell for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME) are to be elected to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one Trustee (John R. Haire) is to be elected to the Board of Trustees of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by the holders of the Preferred Shares of each of those Trusts voting separately as a single class.

   Six of the current Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) plus Mr. Wayne E. Hedien, are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act (Mr. Hedien, whose term as Trustee of each Trust commences on September 1, 1997 was elected by the Shareholders of each Trust at a Special Meeting of Shareholders held on May 20, 1997). The other two current Trustees, Charles
A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and InterCapital and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been elected previously by the Shareholders of the Trusts.

   The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT--Wayne E. Hedien, Manuel H. Johnson and John L. Schroeder; for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME--Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). With respect to INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME, the election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).


   Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.


   The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class III Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class II for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and the Trustees in Class III for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME are standing for election at the Meetings and, if elected, will serve until the year 2000 Annual Meetings, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of July 31, 1997 (shown in parentheses), positions with the Trusts, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Trusts, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at the Meetings of INSURED MUNI TRUST and QUALITY MUNI INVESTMENT by all Shareholders are:


   WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.


   MANUEL H. JOHNSON, Trustee of each Trust since July, 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee of each Trust since April, 1994* ; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).

   The nominees for Trustee to be elected at the Meetings of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by all Shareholders are:

   EDWIN JACOB (JAKE) GARN, Trustee of each Trust since January, 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.

   MICHAEL E. NUGENT, Trustee of each Trust since July, 1991*; age 61; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL, Trustee of each Trust since April, 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley, Dean Witter Discover & Co. ("MSDWD"), DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Director or Trustee of the Dean Witter Funds; Director and/ or officer of various MSDWD subsidiaries.

------------
* This is the date the Trustee began serving the Dean Witter Funds complex.

   The nominee for Trustee to be elected at the Meetings of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by only the Preferred Shareholders is:

   JOHN R. HAIRE, Trustee since January, 1981 *; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   The Trustees who are not standing for re-election at any of the Meetings are:


   MICHAEL BOZIC, Trustee of each Trust since April, 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November,
1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.


   CHARLES A. FIUMEFREDDO, Trustee of each Trust since July, 1991*; age 64; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWT; Director and/or officer of various MSDWD subsidiaries; formerly Executive Vice President and Director of Dean Witter, Discover & Co. (until February, 1993).

   The executive officers of each Trust are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Mitchell M. Merin, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Joseph Arcieri, Gerard Lian and Katherine H. Stromberg are Vice Presidents of each Trust and Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Trust.

   Mr. Fink is 42 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWT. He was previously Executive Vice President of InterCapital. Mr. Merin is 43 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR, Director of
SPS Transaction Services, Inc. and various other MSDWD subsidiaries.
Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWT (since August, 1995) and Director of DWT (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April, 1996) and Chief Investment Officer of InterCapital and Director of DWT (since


------------
* This is the date the Trustee began serving the Dean Witter Funds complex.

April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Lian is 42 years old and is currently Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital. Other than Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board currently consists of eight (8) Trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of July 31, 1997, the Dean Witter Funds had total net assets of approximately
$92.1 billion and more than six million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                  COMMITTEE
                                                   OF THE
                                      BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES
                            FISCAL    TRUSTEES    TRUSTEES     COMMITTEE    COMMITTEE
NAME OF FUND               YEAR-END   MEETINGS    MEETINGS     MEETINGS     MEETINGS
------------               --------   --------    --------     --------     --------
INSURED MUNI TRUST.......  10/31/96      6           10            3            3
INSURED MUNI BOND .......  10/31/96      6           10            3            3
INSURED MUNI INCOME  ....  10/31/96      6           10            3            3
CAL INSURED MUNI INCOME    10/31/96      6           10            3            3
QUALITY MUNI INVESTMENT    10/31/96      6           10            3            3


DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE


   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with InterCapital Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES


   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1997, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.5 million.


   As of the record date for these meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES


   Each Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by InterCapital or an affiliated company receive no compensation or expense reimbursement from the Trust.


   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including each of the Trusts represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Trusts.

   The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust for its last fiscal year, and the retirement benefits accrued to each Trust's Independent Trustees by the Trust for its last fiscal year and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, as of the end of the Trust's last fiscal year.

INTERCAPITAL INSURED MUNICIPAL TRUST

                                   FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                            ------------------------------- --------------------------------------------
                                                              ESTIMATED                      ESTIMATED
                                              RETIREMENT    CREDITED YEARS    ESTIMATED       ANNUAL
                               AGGREGATE        BENEFIT     OF SERVICE AT   PERCENTAGE OF    BENEFITS
                             COMPENSATION     ACCRUED AS      RETIREMENT      ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE  FROM THE FUND   FUND EXPENSES   (MAXIMUM 10)   COMPENSATION   RETIREMENT(1)
--------------------------- --------------- --------------- -------------- --------------- -------------
Michael Bozic...............     $1,750          $  357            10            50.0%         $  850
Edwin J. Garn ..............      1,800             595            10            50.0             850
John R. Haire ..............      3,850           3,886            10            50.0           2,184
Dr. Manuel H. Johnson  .....      1,750             240            10            50.0             850
Michael E. Nugent ..........      1,750             450            10            50.0             850
John L. Schroeder...........      1,750             686             8            41.7             708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                                   FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                            ------------------------------- --------------------------------------------
                                                              ESTIMATED                      ESTIMATED
                                              RETIREMENT    CREDITED YEARS    ESTIMATED       ANNUAL
                               AGGREGATE        BENEFIT     OF SERVICE AT   PERCENTAGE OF    BENEFITS
                             COMPENSATION     ACCRUED AS      RETIREMENT      ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE  FROM THE FUND   FUND EXPENSES   (MAXIMUM 10)   COMPENSATION   RETIREMENT(1)
--------------------------- --------------- --------------- -------------- --------------- -------------
Michael Bozic...............     $1,750          $  357            10            50.0%         $  850
Edwin J. Garn ..............      1,800             595            10            50.0             850
John R. Haire ..............      3,850           4,120            10            50.0           2,296
Dr. Manuel H. Johnson  .....      1,750             240            10            50.0             850
Michael E. Nugent ..........      1,750             450            10            50.0             850
John L. Schroeder...........      1,750             686             8            41.7             708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                                   FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                            ------------------------------- --------------------------------------------
                                                              ESTIMATED                      ESTIMATED
                                              RETIREMENT    CREDITED YEARS    ESTIMATED       ANNUAL
                               AGGREGATE        BENEFIT     OF SERVICE AT   PERCENTAGE OF    BENEFITS
                             COMPENSATION     ACCRUED AS      RETIREMENT      ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE  FROM THE FUND   FUND EXPENSES   (MAXIMUM 10)   COMPENSATION   RETIREMENT(1)
--------------------------- --------------- --------------- -------------- --------------- -------------
Michael Bozic...............     $1,750          $  393            10            50.0%         $  950
Edwin J. Garn ..............      1,800             664            10            50.0             950
John R. Haire ..............      3,850           3,008            10            50.0           1,735
Dr. Manuel H. Johnson  .....      1,750             265            10            50.0             950
Michael E. Nugent ..........      1,750             499            10            50.0             950
John L. Schroeder...........      1,750             763             8            41.7             792

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                   FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                            ------------------------------- --------------------------------------------
                                                              ESTIMATED                      ESTIMATED
                                              RETIREMENT    CREDITED YEARS    ESTIMATED       ANNUAL
                               AGGREGATE        BENEFIT     OF SERVICE AT   PERCENTAGE OF    BENEFITS
                             COMPENSATION     ACCRUED AS      RETIREMENT      ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE  FROM THE FUND   FUND EXPENSES   (MAXIMUM 10)   COMPENSATION   RETIREMENT(1)
--------------------------- --------------- --------------- -------------- --------------- -------------
Michael Bozic...............     $1,750          $  357            10            50.0%         $  850
Edwin J. Garn ..............      1,800             595            10            50.0             850
John R. Haire ..............      3,850           2,904            10            50.0           1,715
Dr. Manuel H. Johnson  .....      1,750             240            10            50.0             850
Michael E. Nugent ..........      1,750             450            10            50.0             850
John L. Schroeder...........      1,750             686             8            41.7             708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                                   FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                            ------------------------------- --------------------------------------------
                                                              ESTIMATED                      ESTIMATED
                                              RETIREMENT    CREDITED YEARS    ESTIMATED       ANNUAL
                               AGGREGATE        BENEFIT     OF SERVICE AT   PERCENTAGE OF    BENEFITS
                             COMPENSATION     ACCRUED AS      RETIREMENT      ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE  FROM THE FUND   FUND EXPENSES   (MAXIMUM 10)   COMPENSATION   RETIREMENT(1)
--------------------------- --------------- --------------- -------------- --------------- -------------
Michael Bozic...............     $1,750          $  357            10            50.0%         $  850
Edwin J. Garn ..............      1,800             595            10            50.0             850
John R. Haire ..............      3,850           4,120            10            50.0           2,296
Dr. Manuel H. Johnson  .....      1,750             240            10            50.0             850
Michael E. Nugent ..........      1,750             450            10            50.0             850
John L. Schroeder...........      1,750             686             8            41.7             708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.

   The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS


                                                           FOR SERVICE AS
                                                            CHAIRMAN OF
                                                            COMMITTEE OF   FOR SERVICE AS
                              FOR SERVICE                   INDEPENDENT     CHAIRMAN OF      TOTAL CASH
                             AS DIRECTOR OR FOR SERVICE AS   DIRECTORS/    COMMITTEES OF    COMPENSATION
                              TRUSTEE AND    TRUSTEE AND    TRUSTEES AND    INDEPENDENT    FOR SERVICES TO
                               COMMITTEE      COMMITTEE        AUDIT        TRUSTEES AND   82 DEAN WITTER
                              MEMBER OF 82      MEMBER       COMMITTEES        AUDIT        FUNDS AND 14
                              DEAN WITTER    OF 14 TCW/DW    OF 82 DEAN   COMMITTEES OF 14     TCW/DW
NAME OF INDEPENDENT TRUSTEES     FUNDS          FUNDS       WITTER FUNDS    TCW/DW FUNDS        FUNDS
---------------------------- -------------- -------------- -------------- ---------------- ---------------
Michael Bozic ...............    $138,850            --              --             --         $138,850
Edwin J. Garn ...............     140,900            --              --             --          140,900
John R. Haire ...............     106,400       $64,283        $195,450        $12,187          378,320
Dr. Manuel H. Johnson .......     137,100        66,483              --             --          203,583
Michael E. Nugent ...........     138,850        64,283              --             --          203,133
John L. Schroeder ...........     137,150        69,083              --             --          206,233

   The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (including each of the Trusts represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                ESTIMATED                                       ESTIMATE ANNUAL
                              CREDIT YEARS     ESTIMATED    RETIREMENT BENEFITS  BENEFITS UPON
                               OF SERVICE      PERCENTAGE       ACCRUED AS      RETIREMENT FROM
                              AT RETIREMENT   OF ELIGIBLE       EXPENSES BY      ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES  (MAXIMUM 10)    COMPENSATION  ALL ADOPTING FUNDS     FUNDS(1)
---------------------------- --------------- -------------- ------------------- ---------------
Michael Bozic ...............       10             50.0%           $20,147          $ 51,325
Edwin J. Garn ...............       10             50.0             27,772            51,325
John R. Haire ...............       10             50.0             46,952           129,550
Dr. Manuel H. Johnson .......       10             50.0             10,926            51,325
Michael E. Nugent ...........       10             50.0             19,217            51,325
John L. Schroeder............        8             41.7             38,700            42,771

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


   THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER AND THE INVESTMENT MANAGEMENT AGREEMENTS

   InterCapital serves as the investment manager for each Trust pursuant to an investment management agreement entered into between each Trust and InterCapital dated May 31, 1997 (each a "Management Agreement" and collectively, the "Management Agreements") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. Each Management Agreement was approved by the Board of Trustees of each respective Trust on February 21, 1997 and by each Trust's Shareholders at a Special Meeting of Shareholders held on May 20, 1997. The Management Agreements supersede earlier investment management agreements between the Trusts and InterCapital and are identical in all material respects, including fees payable by a Trust thereunder, to the earlier investment management agreements, except for the dates of effectiveness and termination.

THE MANAGEMENT AGREEMENTS

   The Management Agreements of INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, and QUALITY MUNI INVESTMENT (in this section, each "Trust" refers to each of the Trusts listed at the beginning of this section), provide that InterCapital shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Management Agreements, and that it shall continuously supervise the management of the assets of each Trust in a manner consistent with the investment objectives and policies of that Trust and subject to such other limitations and directions as the Board of the Trust may, from time to time, prescribe.

   InterCapital pays the compensation of the officers of each Trust and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. InterCapital also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of InterCapital, necessary or desirable). In return for its services and the expenses InterCapital assumes under the Management Agreements, each Trust pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Trust's average weekly net assets as set forth in the table below:



                                                                       MANAGEMENT
                                                                       FEES PAID
                                                                    TO INTERCAPITAL     NET ASSETS
                                                      LAST FISCAL  DURING FUND'S LAST  AS OF FISCAL
FUND                        MANAGEMENT FEE RATE        YEAR END       FISCAL YEAR        YEAR END
----------------------- ---------------------------- ------------- ------------------ --------------
INSURED MUNI TRUST......0.35% to the Trust's average    10/31/96        $1,705,781      $485,849,477
                        weekly net assets
INSURED MUNI BOND ......0.35% to the Trust's average    10/31/96        $  385,239      $109,231,950
                        weekly net assets
INSURED MUNI INCOME ....0.35% to the Trust's average    10/31/96        $2,103,311      $591,015,793
                        weekly net assets
CAL INSURED MUNI        0.35% to the Trust's average    10/31/96        $  860,635      $244,209,669
 INCOME.................weekly net assets
QUALITY MUNI            0.35% to the Trust's average    10/31/96        $1,333,150      $380,487,974
 INVESTMENT.............weekly net assets



   Under the Management Agreements, each Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Trust to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of InterCapital or any corporate affiliate of InterCapital; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by InterCapital); association dues; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of InterCapital's operations unless otherwise explicitly provided in the respective Management Agreements.

   The administrative services called for under the Management Agreements are performed by DWSC, a wholly-owned subsidiary of InterCapital, pursuant to a Services Agreement between InterCapital and DWSC.

   The Management Agreements will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

   Each Management Agreement also provides that it may be terminated at any time by InterCapital, the Trustees or by a vote of a majority of the outstanding voting securities (Common Shares and Preferred Shares voting together as a single class) of the applicable Trust, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is each Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of MSDWD, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.


   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:


   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDWD and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital and Director of DWR, Distributors, DWSC, InterCapital and DWT; James
F. Higgins, President and Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital, DWSC and DWT; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWT; Christine A. Edwards, Executive Vice President, Secretary and Chief Legal Officer of MSDWD, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDWD and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York 10036; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   MSDWD has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDWD involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Trusts listed in this Proxy Statement and sets forth the fees payable to InterCapital by such companies, including the Trusts, and their net assets as of July 31, 1997.

   During the fiscal years ended October 31, 1996 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME and QUALITY MUNI INVESTMENT, each Trust accrued to DWT, each Trust's Transfer Agent and an affiliate of InterCapital, transfer agency fees of $124,117, $32,204, $179,397, $63,380, and $102,851, respectively.


AFFILIATED BROKER


   Because DWR and InterCapital are under the common control of MSDWD, DWR is an affiliated broker of the Trusts. During each of their respective last fiscal years, the Trusts paid no brokerage commissions to DWR.

    (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees of each Trust have unanimously selected the firm of Price Waterhouse LLP as each Trust's independent accountants for the respective fiscal years ending October 31, 1997. Its selection is being submitted for ratification or rejection by Shareholders of each Trust at the Meetings. Price Waterhouse LLP has been the independent accountants for each Trust since its inception, and has no direct or indirect financial interest in any of the Trusts.

   A representative of Price Waterhouse LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for each respective Trust.

   THE TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS.


                            ADDITIONAL INFORMATION


   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS


   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received, as set forth in each Trust's previous proxy statement, by no later than April 16, 1998 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED

MUNI INCOME and QUALITY MUNI INVESTMENT for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                           REPORTS TO SHAREHOLDERS


   EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL YEAR END, AND, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                         INTEREST OF CERTAIN PERSONS


   MSDWD, InterCapital, DWR, DWSC, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                OTHER BUSINESS

   The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                       By Order of the Board of Trustees

                                                 BARRY FINK
                                                 Secretary

                                                                       APPENDIX


   InterCapital serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of July 31, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.



                                                                                  CURRENT INVESTMENT
                                                                                    MANAGEMENT OR
                                                                                 ADVISORY FEE RATE(S)
                                                      NET ASSETS                   AS A PERCENTAGE
                                                    AS OF 07/31/97                  OF NET ASSETS
                                             --------------------------- ----------------------------------
1.DEAN WITTER CALIFORNIA TAX-FREE INCOME
  FUND*......................................   $     28,493 (Class A)     0.55% on assets up to $500
                                                 938,862,713 (Class B)     million, scaled down at various
                                                     219,053 (Class C)     asset levels to 0.45% on assets
                                                     10,048 (Class D)      over $1.25 billion
2.DEAN WITTER LIMITED TERM MUNICIPAL TRUST* .     55,012,474               0.50%
3.DEAN WITTER MULTI-STATE MUNICIPAL SERIES
  TRUST*.....................................    382,468,106               0.35%
4.DEAN WITTER NATIONAL MUNICIPAL TRUST* .....     91,034,548               0.35%
5.DEAN WITTER NEW YORK TAX-FREE INCOME
  FUND*......................................         10,051 (Class A)     0.55% on assets up to $500 million
                                                 177,361,412 (Class B)     and 0.525% on assets over $500
                                                      12,051 (Class C)     million
                                                      10,051 (Class D)
6.DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ..
                                                     328,272 (Class A)     0.50% on assets up to $500
                                                     148,502 (Class B)     million, scaled down at various
                                                     201,052 (Class C)     asset levels to 0.325% on assets
                                               1,140,231,233 (Class D)     over $1.25 billion
7.INTERCAPITAL CALIFORNIA INSURED MUNICIPAL
  INCOME TRUST**.............................    251,267,645               0.35%
8.INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL
  SECURITIES**...............................    211,841,633               0.35%
9.INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
  SECURITIES**...............................     65,546,705               0.35%
10.INTERCAPITAL INSURED MUNICIPAL BOND
   TRUST**...................................    110,512,387               0.35%
11.INTERCAPITAL INSURED MUNICIPAL INCOME
   TRUST**...................................    596,678,052               0.35%
12.INTERCAPITAL INSURED MUNICIPAL
   SECURITIES**..............................    140,574,484               0.35%
13.INTERCAPITAL INSURED MUNICIPAL TRUST** ...    491,954,139               0.35%
14.INTERCAPITAL NEW YORK QUALITY MUNICIPAL
   SECURITIES**..............................     97,333,346               0.35%

                                      A-1

                                                                                  CURRENT INVESTMENT
                                                                                    MANAGEMENT OR
                                                                                 ADVISORY FEE RATE(S)
                                                      NET ASSETS                   AS A PERCENTAGE
                                                    AS OF 07/31/97                  OF NET ASSETS
                                             --------------------------- ----------------------------------
15.INTERCAPITAL QUALITY MUNICIPAL INCOME
   TRUST**...................................  $ 745,322,554               0.35%
16.INTERCAPITAL QUALITY MUNICIPAL INVESTMENT
   TRUST**...................................    386,202,064               0.35%
17.INTERCAPITAL QUALITY MUNICIPAL
   SECURITIES**..............................    369,681,065               0.35%
18.MUNICIPAL INCOME TRUST**..................    306,799,094               0.35% on assets up to $250 million
                                                                           and 0.25% on assets over $250
                                                                           million
19.MUNICIPAL INCOME TRUST II**...............    278,422,955               0.40% on assets up to $250 million
                                                                           and 0.30% on assets over $250
                                                                           million
20.MUNICIPAL INCOME TRUST III**..............     63,865,621               0.40% on assets up to $250 million
                                                                           and 0.30% on assets over $250
                                                                           million
21.MUNICIPAL INCOME OPPORTUNITIES TRUST** ...    181,377,820               0.50%
22.MUNICIPAL INCOME OPPORTUNITIES
   TRUST II**................................    179,915,533               0.50%
23.MUNICIPAL INCOME OPPORTUNITIES
   TRUST III**...............................    105,179,369               0.50%
24.MUNICIPAL PREMIUM INCOME TRUST**..........    356,548,479               0.40%
25.DEAN WITTER SELECT MUNICIPAL REINVESTMENT
   FUND***...................................     92,051,871               0.50%
26.DEAN WITTER HAWAII MUNICIPAL TRUST*  .....      4,208,242               0.35% (1)


------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, until January 1, 1998, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Investment Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                         COMMON SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Wayne E. Hedien,   Manuel H. Johnson,   John L. Schroeder

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                      INTERCAPITAL INSURED MUNICIPAL TRUST
                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                         COMMON SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Wayne E. Hedien,   Manuel H. Johnson,   John L. Schroeder

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                      INTERCAPITAL INSURED MUNICIPAL TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Bond Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                         COMMON SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Edwin J. Garn,    Michael E. Nugent,     Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Income Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                         COMMON SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Edwin J. Garn,    Michael E. Nugent,     Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital California Insured Municipal Income Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                         COMMON SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Edwin J. Garn,    Michael E. Nugent,     Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

               INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Investment Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                      PREFERRED SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Wayne E. Hedien,    Manuel H. Johnson,    John L. Schroeder

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                     INTERCAPITAL INSURED MUNICIPAL TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                      PREFERRED SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Wayne E. Hediem,    Manuel H. Johnson,    John L. Schroeder

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                      INTERCAPITAL INSURED MUNICIPAL TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Bond Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                      PREFERRED SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Edwin J. Garn,    Michael E. Nugent,     Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Income Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                         (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                     PREFERRED SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Edwin J. Garn,    Michael E. Nugent,     Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital California Insured Municipal Income Trust on October 24, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 12, 1997 as follows:


                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
[X] PLEASE MARK VOTES AS                                      PREFERRED SHARES
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees
                                                              FOR ALL
                                            FOR    WITHHOLD    EXCEPT
                                            [ ]       [ ]       [ ]

   Edwin J. Garn,    Michael E. Nugent,     Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of Price Waterhouse LLP As Independent Accountants

                                            FOR     AGAINST   ABSTAIN
                                            [ ]       [ ]       [ ]

                                       Date
                                           ----------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       ---------------------------------------

                                       ---------------------------------------
                                          Shareholder sign in the box above

                                       ---------------------------------------

                                       ---------------------------------------
                                       Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION
PRX
   ---

             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------